THE RBB FUND TRUST

P/E GLOBAL ENHANCED INTERNATIONAL FUND
(the “Fund”)

Supplement dated May 18, 2023

to the Prospectus dated December 19, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

The information in the Prospectus under “Management of the Fund - Portfolio Manager” is hereby updated as follows:

Warren Naphtal is a co-portfolio manager of the Fund and has served as portfolio manager of the Fund since its inception in 2022. David J. Souza, Jr. has served as a co-portfolio manager of the Fund since May 2023.

The information under “More Information About Management of the Fund” is hereby updated as follows:

Warren Naphtal and David J. Souza, Jr. serve as co-portfolio managers of the Fund.

Warren Naphtal – CIO: Mr. Naphtal has extensive experience in the portfolio management and securities trading fields. He is the co- founder of the P/E Investments group and serves as the Adviser’s Chief Investment Officer. From 1993 to 1995, Mr. Naphtal was a Senior Vice President and Head of Derivative Strategies at Putnam Investments, managing $3.5 Billion. He was also responsible for Putnam’s commodity investments and foreign exchange overlay areas working extensively with core clients in the U.S. and Japan. Mr. Naphtal served on Putnam’s Capital Market Committee, setting the firm’s overall investment strategy and was a founding member of Putnam’s Risk Management Committee. From 1989 to 1993, Mr. Naphtal was a Managing Director of Continental Bank, where his responsibilities included Head of Global Risk Management, Head of Proprietary Trading and Managing Partner of Cardinal Capital Management. From 1987 to 1989, Mr. Naphtal was a Vice President of Continental Bank, where he was responsible for Derivatives Trading. From 1985 to 1986, Mr. Naphtal traded equity options for O’Connor & Associates, a leading options trading concern that was subsequently acquired by Swiss Bank. Mr. Naphtal is a graduate of both the Sloan School of Management at M.I.T., where he was a COGME Scholar, and received a S.M. in Management in 1985, and the University of California, Berkeley where he received a B.S. in Civil Engineering in 1983.

David J. Souza, Jr., CFA®: Mr. Souza joined P/E Investments in September 2000. He is a member of the firm’s Management Committee, serving as portfolio manager and Co-Head of Research. Mr. Souza has completed his Series 3 registration for trading futures and options, and is registered as an Associated Person with the National Futures Association. From 1999 to 2000, Mr. Souza worked for the retail brokerage division of Legg Mason Wood Walker. Mr. Souza holds a B.S. in Finance, magna cum laude, from Babson College, and a Master’s Degree from the Statistics Department at Harvard University. Mr. Souza is a member of Phi Theta Kappa, and a recipient of the Alden Scholarship.

The SAI provides additional information about the compensation of, other accounts managed by, and ownership of Shares of the Fund by the portfolio managers.

Investors should retain this supplement for future reference.

THE RBB FUND TRUST

P/E GLOBAL ENHANCED INTERNATIONAL FUND
(the “Fund”)

Supplement dated May 18, 2023

to the Statement of Additional Information dated December 19, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

The section of the Statement of Additional Information entitled “The Portfolio Manager - Fund Shares Owned by the Portfolio Manager” is hereby updated by noting that, as of the April 1, 2023, Mr. Naphtal beneficially owned over $1,000,000 of equity securities of the Fund and David J. Souza, Jr. beneficially owned between $100,001 and $500,000 of equity securities of the Fund.

The section of the Statement of Additional Information entitled “The Portfolio Manager – Other Accounts” is updated as follows:

As of December 31, 2022, Mr. Naphtal and Mr. Souza were responsible for the day-to-day management of certain other accounts as listed in the following table.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fees Based on Performance	Total Assets of Accounts with Advisory Fees Based on Performance
Warren Naphtal
	Other Registered Investment Companies:	4	$428 million	0	0
	Other Pooled Investment Vehicles:	35	$2.591 billion	27	$2.447 billion
	Other Accounts:	45	$10.551 billion	30	$6.137 billion
David J. Souza, Jr., CFA
	Other Registered Investment Companies:	4	$428 million	0	0
	Other Pooled Investment Vehicles:	35	$2.591 billion	27	$2.447 billion
	Other Accounts:	45	$10.551 billion	30	$6.137 billion

Compensation. For services as co-portfolio managers to the Fund, neither Mr. Naphtal nor Mr. Souza receive a salary. However, they are compensated by the Adviser. Mr. Naphtal’s salary is determined by an independent Compensation Committee that is appointed by P/E Global LLC’s Advisory Board. Mr. Naphtal participates in the profitability of the Adviser through his ownership share of the Adviser. Mr. Souza is a member of the Adviser’s Partner Participation Plan. Members of the Partner Participation Plan meet quarterly to review firm performance, and to set strategic and operating goals. Compensation for the members of the Plan is determined based on overall firm performance.

Investors should retain this supplement for future reference.